UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

4151 Amon Carter Boulevard, MD 2450

Fort Worth, Texas 76155

(Address of principal executive offices)-(Zip code)

Gene L. Needles, Jr., PRESIDENT

4151 Amon Carter Boulevard, MD 2450

Fort Worth, Texas 76155

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: June 30, 2012

Date of reporting period: June 30, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

G U I D A N C E | V I S I O N | E X P E R I E N C E

American Beacon FUNDS℠

Annual Report

June 30, 2012

BRIDGEWAY LARGE CAP VALUE FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

The intrinsic value of stocks selected for the Fund may never be realized by the market, and the price of value stocks may go down. While investing in value stocks may limit downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. The advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2012

Dear Shareholders,

In February of this year, we broadened the investment opportunities American Beacon offers to investors by introducing the American Beacon Bridgeway Large Cap Value Fund to the American Beacon Funds family. The sub-advisor of this established fund, Bridgeway Capital Management, will continue investing the Fund in the same way that it has since launching the Fund in 2003. As manager of the Fund, American Beacon Advisors will oversee and monitor the investment team to ensure they continue to adhere to their statistically driven and evidence-based process.

Although it has lessened in recent months, the last 12 months were marked by periods of significant market volatility. Investors were repeatedly concerned, then reassured, then concerned again as headlines covered the continuing debt crisis in Europe, a fragile U.S. recovery and slowing growth in China.

Despite this challenging environment, for the 12-month period ended June 30, 2012, the American Beacon Bridgeway Large Cap Value Fund (Institutional Class) returned 2.60%.

With ongoing uncertainty in the eurozone, the upcoming Presidential election and the looming “fiscal cliff” of expiring tax cuts and automatic spending cuts, we may see further market turbulence in the months to come. But regardless of the headlines, American Beacon remains focused on seeking opportunities and meeting market challenges to deliver the type of consistency in performance and service that our shareholders value.

Thank you for your continued investment in the American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President American Beacon Funds

Domestic Equity Market Overview

June 30, 2012 (Unaudited)

After the first half of 2011, which saw the S&P 500 Index increase approximately 6%, U.S. equity markets began July 2011 on shaky ground. Debt ceiling negotiations between the Democrats and Republicans were at an impasse and the threat that interest rates would rise on consumer loans, credit cards and mortgages was enough to scare investors out of the stock market. By the end of July, a weak gross domestic product report for the second quarter sent the equity markets close to levels seen at the beginning of the calendar year.

The market slump continued in August 2011. The European sovereign debt crisis weighed heavily on the global markets and, while the U.S. Congress averted a domestic debt crisis by cobbling together a deal, Standard and Poor’s nevertheless downgraded U.S. sovereign debt one notch to AA+ with a negative outlook. Consumer sentiment also fell to levels not seen since the depths of the financial crisis in 2009. These events combined to create the highest correlation among Russell 1000 stocks in the last three decades, meaning that company stock prices moved in tandem (in this case down) despite company fundamentals.

After enduring some of the wildest volatility in years, investors were rewarded with a positive fourth quarter as optimism about the U.S. economy and corporate landscape reigned. Consumer confidence rose. Manufacturing appeared to be on the mend: The Institute for Supply Management Index depicted continued expansion. Housing starts and home sales rebounded late in the year, although any real sector recovery appeared slow in coming. Labor showed signs of improvements as the unemployment rate fell to 8.5% in December—the lowest level since February 2009. At the end of 2011, markets were relatively flat with the S&P 500 Index up only 2.11% for the year.

The first quarter of 2012 continued the previous quarter’s positive momentum with many investors taking on additional risk. In addition, continued lower correlation among stocks helped distinguish companies based on fundamentals (versus highly correlated stocks moving in tandem). Improving economic indicators—including declining unemployment, rising consumer confidence (only slightly dampened by rising gas prices) and declining initial jobless claims—all buoyed U.S. equity markets and the S&P 500 Index returned 12.59% for the quarter.

The second quarter of 2012 was characterized by a “risk off” environment, with investors retreating from more volatile, risky stocks. Renewed fears of a Greek collapse—including the potential for a messy exit from the eurozone—along with Cyprus’ request for a bailout (the fifth eurozone country to seek such funding) troubled investors and sent U.S. and global equity markets lower. A surprising bump up in the unemployment rate along with increasing initial jobless claims did not help to ease investors’ worries about the state of the fragile recovery. A looming “fiscal cliff” (the combination of expiring tax cuts and automatic spending cuts at the end of 2012), uncertainty posed by the upcoming elections and the potential for additional Fed intervention via quantitative easing (QE3) did nothing to quell the volatile markets and the S&P 500 Index ended down -2.75% for the quarter. For the 12 months ended June 30, 2012, the S&P 500 Index ended up 5.45%.

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

June 30, 2012 (Unaudited)

For the 12 months ending June 30, 2012, the Institutional Class of the American Beacon Bridgeway Large Cap Value Fund, (the “Fund”) returned 2.60%. The Fund underperformed the Russell 1000® Value Index, (the “Index”) return of 3.01%. The Fund underperformed primarily due to sector allocation and, in certain sectors, due to specific stock selection.

Comparison of Change in Value of a $10,000 Investment

for the Period from 10/31/03 through 6/30/12

		Annualized Total Returns
		Periods Ended 6/30/12
	1 Year	5 Years	Since Incep. 10/31/03	Value of $10,000 10/31/03 - 6/30/12
Institutional Class (formerly known as Class N) (1,7)	2.60%	-0.51%	6.40%	$17,114
Y Class (1,2,7)	2.60%	-0.51%	6.40%	$17,114
Investor Class(1,3,7)	2.46%	-0.53%	6.38%	$17,090
A Class with sales charge (1,4,7)	-3.48%	-1.72%	5.65%	$16,097
A Class without sales charge (1,4,7)	2.39%	-0.55%	6.37%	$17,079
C Class with sales charge (1,5,7)	1.11%	-0.60%	6.34%	$17,033
C Class without sales charge (1,5,7)	2.11%	-0.60%	6.34%	$17,033
Lipper Large-Cap Value Funds Index (6)	-0.19%	-2.20%	4.39%	$14,511
Russell 1000 Value Index (6)	3.01%	-2.19%	5.27%	$15,599

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A portion of the fees charged to the Institutional Class was waived since 2008 and since 2012 for the Y, Investor, A, and C Classes.
2.	Fund performance for the one-year, five-year, and since inception periods represent the returns achieved by the Institutional Class from 10/31/03 up to 2/3/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 10/31/03.
3.	Fund performance for the one-year, five-year, and since inception periods represent the returns achieved by the Institutional Class from 10/31/03 up to 2/3/12, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the Investor Class been in existence since 10/31/03.
4.	Fund performance for the one-year, five-year, and since inception periods represent the returns achieved by the Institutional Class from 10/31/03 through 2/3/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 10/31/03. A Class shares have a maximum sales charge of 5.75%.
5.	Fund performance for the one-year, five-year, and since inception periods represent the returns achieved by the Institutional Class from 10/31/03 through 2/3/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 10/31/03. C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.
6.

The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000® Value Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. The Lipper Large-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large-Cap Value Funds category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

7.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.16%, 1.26%, 1.54% 1.66%, and 2.41%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

June 30, 2012 (Unaudited)

Underperformance due to sector allocation was primarily because of the Fund’s under-weighting in the Utilities and Telecommunication Services sectors. While stock selection in the Utilities sector had a positive effect, the Fund was underweighted in the sector by almost 3% over the year, creating a negative effect overall to the Fund. The Telecommunication Services sector’s underweighting also had a negative effect on the Fund’s performance. The negative performance from these two sector allocations was partially offset by the Fund’s beneficial overweightings in Consumer Discretionary and Consumer Staples sectors. Sector allocations are driven by bottom-up, statistical stock selection based on fundamental characteristics of the underlying stocks and not by a top-down sector view or allocation.

Stock selection had an overall positive effect on performance, however, the Fund’s Information Technology stock picks detracted from performance. In particular, Dell Inc. was affected by lower consumer and enterprise tech spending as well as increased competition in the PC business and moves by consumers to mobile devices and tablets. Stock selection in the Financials sector generated positive performance for the Fund. Specifically, the Fund’s quality tilt design kept the portfolio out of volatile, poorly performing, large financial companies such as Bank of America, Citigroup, and Goldman Sachs.

The Fund’s sub-advisor continues to apply a consistent, disciplined approach to large cap value investing. This approach allows investors to participate in the equity market, while also protecting capital through a quality tilt that dampens risk in volatile markets and through diversification of statistically driven models that are designed to protect on the downside.

Top Ten Holdings

% of Net Assets
Chevron Corp.	2.9%
Chubb Corp.	2.1%
Lockheed Martin Corp.	1.8%
Discover Financial Services	1.7%
Raytheon Co.	1.7%
Colgate-Palmolive Co.	1.6%
VF Corp.	1.6%
Bristol-Myers Squibb Co.	1.6%
Travelers Cos., Inc.	1.6%
Ventas Inc.	1.9%

Sector Allocation

% of Equities
Financials	23.6%
Consumer Discretionary	13.8%
Consumer Staples	13.2%
Energy	11.9%
Health Care	10.4%
Industrials	10.4%
Information Technology	6.4%
Utilities	5.3%
Telecommunication Services	2.5%
Materials	2.5%

American Beacon Bridgeway Large Cap Value FundSM

Fund Expenses

June 30, 2012 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2012 (or the inception date of the class) through June 30, 2012.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Institutional and Investor Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Institutional and Investor Classes that invest in the Fund through an IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads). Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Expenses Paid During Period 1/1/12 - 6/30/12
Institutional Class
Actual	$1,000.00	$1,082.66	$4.14	*
Hypothetical **	$1,000.00	$1,020.89	$4.02	*
Y Class
Actual	$1,000.00	$1,023.51	$3.88	***
Hypothetical **	$1,000.00	$1,020.19	$3.87	***
Investor Class
Actual	$1,000.00	$1,022.13	$5.03	***
Hypothetical **	$1,000.00	$1,018.80	$5.02	***
A Class
Actual	$1,000.00	$1,021.43	$5.51	***
Hypothetical **	$1,000.00	$1,018.20	$5.50	***
C Class
Actual	$1,000.00	$1,018.67	$8.59	***
Hypothetical **	$1,000.00	$1,014.47	$8.56	***

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.80% for the Institutional Class, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (182) by days in the year (366) to reflect the half-year period.
**	5% return before expenses.
***	Expenses are equal to the Fund’s annualized expense ratios for the period (2/3/12 - 6/30/12) of 0.94%, 1.22%, 1.34% and 2.09% for the Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal period (149) by days in the year (366) to reflect the half-year period.

American Beacon Bridgeway Large Cap Value FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders of and the Board of Trustees of

American Beacon Bridgeway Large Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Beacon Bridgeway Large Cap Value Fund (one of the funds constituting the American Beacon Funds) (the “Fund”), as of June 30, 2012, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 2011, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated August 25, 2011, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Beacon Bridgeway Large Cap Value Fund at June 30, 2012, and the results of its operations the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

August 29, 2012

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2012

	Shares	Fair Value
		(000’s)
COMMON STOCK - 97.96%
CONSUMER DISCRETIONARY - 13.53%
Auto Components - 0.98%
TRW Automotive Holdings Corp.A	7,300	$268

Automobiles - 0.79%
Ford Motor Co.	22,700	218

Media - 3.77%
DIRECTV, Class AA	3,100	151
DISH Network Corp., Class A	9,700	277
Omnicom Group, Inc.	4,800	233
Walt Disney Co.	7,700	374

		1,035

Multiline Retail - 3.88%
Dillard’s, Inc., Class A	6,300	402
Macy’s, Inc.	9,000	309
Target Corp.	6,100	355

		1,066

Specialty Retail - 2.51%
Gap, Inc.	14,700	402
Home Depot, Inc.	5,400	286

		688

Textiles & Apparel - 1.60%
VF Corp.	3,300	440

Total Consumer Discretionary		3,715

CONSUMER STAPLES - 12.89%
Beverages - 3.40%
Brown-Forman Corp., Class B	1,700	165
Coca-Cola Enterprises, Inc.	7,000	196
Constellation Brands, Inc., Class AA	9,700	262
Dr Pepper Snapple Group, Inc.	7,100	311

		934

Food & Drug Retailing - 2.42%
Safeway, Inc.	13,200	240
Wal-Mart Stores, Inc.	6,100	425

		665

Food Products - 2.96%
Campbell Soup Co.	7,400	247
ConAgra Foods, Inc.	10,700	277
Kraft Foods, Inc., Class A	7,500	290

		814

Household Products - 4.11%
Colgate-Palmolive Co.	4,300	447
Kimberly-Clark Corp.	4,300	360
Procter & Gamble Co.	5,200	319

		1,126

Total Consumer Staples		3,539

ENERGY - 11.66%
Chesapeake Energy Corp.	16,300	303
Chevron Corp.	7,514	794
ConocoPhillips	6,600	369
Hess Corp.	1,700	74
HollyFrontier Corp.	7,800	276
Marathon Oil Corp.	9,100	233
Marathon Petroleum Corp.	7,200	323
Occidental Petroleum Corp.	3,000	257

	Shares	Fair Value
		(000’s)
Phillips 66A	3,300	$110
Pioneer Natural Resources Co.	2,600	229
Valero Energy Corp.	9,700	234

Total Energy		3,202

FINANCIALS - 23.16%
Banks - 3.32%
BB&T Corp.	6,500	201
Fifth Third Bancorp	14,800	198
KeyCorp.	17,500	135
U.S. Bancorp	11,700	377

		911

Diversified Financials - 4.83%
Capital One Financial Corp.	5,900	322
CME Group, Inc.	500	134
Discover Financial Services	13,100	454
JPMorgan Chase & Co.	7,500	268
Morgan Stanley	10,100	147

		1,325

Insurance - 10.63%
ACE Ltd.	3,500	259
Aflac, Inc.	7,300	311
Berkshire Hathaway, Inc., Class BA	2,500	208
Chubb Corp.	8,000	582
Everest Re Group Ltd.	1,600	166
MetLife, Inc.	7,900	244
PartnerRe Ltd.	1,700	129
Prudential Financial, Inc.	5,000	242
Reinsurance Group of America, Inc.	3,500	186
Torchmark Corp.	3,200	162
Travelers Cos., Inc.	6,800	434

		2,923

Real Estate - 4.38%
AvalonBay Communities, Inc.B	2,900	410
HCP, Inc.B	6,365	281
Ventas, Inc.B	8,100	512
		1,203

Total Financials		6,362

HEALTH CARE - 10.23%
Health Care Providers & Services - 5.56%
Aetna, Inc.	8,000	310
AmerisourceBergen Corp.	3,500	138
Humana, Inc.	3,200	248
Quest Diagnostics, Inc.	5,400	322
UnitedHealth Group, Inc.	4,200	246
WellPoint, Inc.	4,100	262

		1,526

Pharmaceuticals - 4.67%
Abbott Laboratories	5,300	342
Bristol-Myers Squibb Co.	12,172	438
Eli Lilly & Co.	5,300	227
Pfizer, Inc.	12,000	276

		1,283

Total Health Care		2,809

INDUSTRIALS - 10.22%
Aerospace & Defense - 6.01%
L-3 Communications Holdings, Inc.	4,300	318
Lockheed Martin Corp.	5,600	488

See accompanying notes

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30. 2012

	Shares	Fair Value
		(000’s)
Northrop Grumman Corp.	6,100	$389
Raytheon Co.	8,000	453

		1,648

Airlines - 0.99%
Delta Air Lines, Inc.A	24,800	272

Industrial Conglomerates - 2.18%
General Electric Co.	16,400	341
Textron, Inc.	10,400	259

		600

Road & Rail - 1.04%
Union Pacific Corp.	2,400	286

Total Industrials		2,806

INFORMATION TECHNOLOGY - 6.25%
Computers & Peripherals - 2.32%
Dell, Inc.A	18,100	227
Hewlett-Packard Co.	10,800	217
Western Digital Corp.A	6,300	192

		636

Electronic Equipment & Instruments - 0.68%
Diebold, Inc.	5,100	188

IT Consulting & Services - 1.94%
Fidelity National Information Services, Inc.	6,900	235
Visa, Inc., Class A	2,400	297

		532

Semiconductor Equipment & Products - 1.31%
Intel Corp.	13,500	360

Total Information Technology		1,716

MATERIALS - 2.40%
Chemicals - 1.34%
CF Industries Holdings, Inc.	1,900	368

Paper & Forest Products - 1.06%
International Paper Co.	10,100	292

Total Materials		660

TELECOMMUNICATION SERVICES - 2.43%
AT&T, Inc.	9,149	326
Verizon Communications, Inc.	7,700	342

Total Telecommunication Services		668

UTILITIES - 5.19%
Electric Utilities - 2.94%
AES CorpA	15,700	201
American Electric Power Co., Inc.	3,600	144
American Water Works Co, Inc.	8,500	291
OGE Energy Corp.	3,300	171

		807

Multi-Utilities - 2.25%
Duke Energy Corp.	17,400	401
Westar Energy, Inc.	7,200	216

		617

Total Utilities		1,424

Total Common Stock (Cost $22,518)		26,901

	Shares	Fair Value
		(000’s)
SHORT-TERM INVESTMENTS - 1.34% (Cost $367)
JPMorgan U.S. Government Money Market Fund, Capital Class	366,580	$367

TOTAL INVESTMENTS - 99.30% (Cost $22,885)		27,268
OTHER ASSETS, NET OF LIABILITIES - 0.70%		192

TOTAL NET ASSETS - 100.00%		$27,460

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	REIT-Real Estate Investment Trust.

See accompanying notes

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2012

Futures Contracts Open on June 30, 2012 ($ 000’s):

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 Mini E Index Future	Long	5	September, 2012	$339	$8

				$339	$8

See accompanying notes

American Beacon Bridgeway Large Cap Value FundSM

Statement of Assets and Liabilities

June 30. 2012 (in thousands, except share and per share amounts)

Assets:
Investments in unaffiliated securities, at fair value A	$27,268
Deposit with brokers for futures contracts	14
Dividends and interest receivable	38
Receivable for fund shares sold	135
Receivable for expense reimbursement (Note 2)	24
Receivable for variation margin from open futures contracts	7
Prepaid expenses	59

Total assets	27,545

Liabilities:
Payable for fund shares redeemed	7
Management and investment advisory fees payable (Note 2)	28
Administrative service and service fees payable (Note 2)	7
Professional fees payable	40
Other liabilities	3

Total liabilities	85

Net assets	$27,460

Analysis of Net Assets:
Paid-in-capital	24,222
Undistributed net investment income	200
Accumulated net realized loss	(1,353)
Unrealized appreciation of investments and futures contracts	4,391

Net assets	$27,460

Shares outstanding at no par value (Unlimited shares authorized):
Institutional Class	1,820,374

Y Class	346

Investor Class	14,542

A Class	18,673

C Class	960

Net asset value, offering and redemption price per share:
Institutional Class (Net assets $26,949,818)	$14 .80

Y Class (Net assets $5,118)	$14 .80

Investor Class (Net assets $215,000)	$14 .78

A Class (Net assets $275,860) (offering price $15.67)	$14 .77

C Class (Net assets $14,147)	$14 .73

A Cost of investments in unaffiliated securities	$22,885

See accompanying notes

American Beacon Bridgeway Large Cap Value FundSM

Statement of Operations

For the Year Ended June 30, 2012 (in thousands)

Investment Income:
Dividend income from unaffiliated securities (net of foreign taxes)A	$680

Total investment income	680

Expenses:
Management and investment advisory fees (Note 2)	137
Administrative service fees (Note 2):
Institutional Class	40
Transfer agent fees:
Institutional Class	28
Y Class	3
Investor Class	5
A Class	3
C Class	3
Custody and fund accounting fees	25
Professional fees	44
Registration fees and expenses	49
Service fees (Note 2):
Institutional Class	11
Prospectus and shareholder reports expense	10
Insurance fees	3
Trustee fees	5
Other expenses	5

Total expenses	371

Net fees waived and expenses reimbursed (Note 2)	(146)

Net expenses	225

Net investment income	455

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) from:
Investments	2,186
Futures contracts and swap agreements	(54)
Change in net unrealized appreciation or (depreciation) from:
Investments	(1,997)
Futures contracts and swap agreements	8

Net gain on investments	143

Net increase in net assets resulting from operations	$598

A Foreign taxes	$7

See accompanying notes

American Beacon Bridgeway Large Cap Value FundSM

Statement of Operations

For the Year Ended June 30, 2012 (in thousands)

	Year Ended June 30, 2012	Year Ended June 30, 2011
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$455	$412
Net realized gain from investments, futures contracts, and swap agreements	2,132	3,093
Change in net unrealized appreciation or (depreciation) from investments, futures contracts, and swap agreements	(1,989)	3,512

Net increase in net assets resulting from operations	598	7,017

Distributions to Shareholders:
Net investment income:
Institutional Class	(357)	(462)

Net distributions to shareholders	(357)	(462)

Capital Share Transactions:
Proceeds from sales of shares	3,152	4,744
Reinvestment of dividends and distributions	333	446
Cost of shares redeemed	(5,913)	(7,632)

Net (decrease) in net assets from capital share transactions	(2,428)	(2,442)

Net increase (decrease) in net assets	(2,187)	4,113

Net Assets:
Beginning of period	29,647	25,534

End of Period *	$27,460	$29,647

* Includes undistributed net investment income of	$200	$176

See accompanying notes

American Beacon Bridgeway Large Cap Value FundSM

Notes to Financial Statements

June 30, 2012

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), which is comprised of 24 Funds, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Bridgeway Large Cap Value Fund (the “Fund”), a series of the Trust.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Lighthouse Holdings, Inc. and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Reorganization

The American Beacon Bridgeway Large Cap Value Fund is the legal successor to the Bridgeway Large Cap Value Fund (the “Predecessor Fund”). The accounting and performance history of Class N Shares of the Predecessor Fund was redesignated as that of the Institutional Class Shares of the Fund. On February 3, 2012, the Fund (which had no prior activity or net assets) acquired all the net assets of the Predecessor Fund pursuant to a plan of reorganization. The exchange consisted of the Predecessor Fund’s Class N shares for the Fund’s Institutional Class shares at the same aggregate value.

The acquisition was accounted for as a tax-free exchange after the close of business on February 3, 2012, as follows:

Institutional Shares	1,985,390
Net Assets	$28,714,401
Net Investment Income	$175,553
Unrealized Appreciation	$5,720,363

The reorganization shifted the management oversight responsibility from Bridgeway Capital Management, Inc. (“Bridgeway”) to the Manager. The Manager engaged Bridgeway as the sub-advisor to the Fund, thus maintaining the continuity of the portfolio management.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Class Disclosure

February 3, 2012 was the inception date of the Y, Investor, A, and C Classes.

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing directly or through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges
C Class	General public and investors investing through an intermediary with applicable sales charges

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

American Beacon Bridgeway Large Cap Value FundSM

Notes to Financial Statements

June 30, 2012

New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) and the International Financial Reporting Standards (“IFRSs”)”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim period January 1, 2012 to June 30, 2012.

Management has evaluated the implications of these changes and determined that the impact of the new guidance will only affect the disclosure requirements related to the financial statements. However, as the Fund did not hold any Level 3 investments as of June 30, 2012, the financial statement disclosures were not affected.

2. Transactions with Affiliates

Management Agreement

Prior to February 3, 2012, the manager of the Predecessor Fund received an advisory fee comprised of a base fee and a performance adjustment. The base fee equaled the base annual fee rate of 0.50% times the average daily net assets of the Fund. The performance adjustment equaled 0.33% times the difference in cumulative total return between the Fund and the Russell 1000 Value Index with dividends reinvested (the “Predecessor Index”) over a rolling five-year performance period. The performance adjustment varied from a minimum of -0.05% to a maximum of +0.05%. However, the performance adjustment rate was zero if the difference between the cumulative Fund’s performance and the Predecessor Index performance was less than or equal to 2%. Since February 3, 2012, the Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory and portfolio management services. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.05% of the average daily net assets plus amounts paid by the Manager to the unaffiliated investment advisor hired by the Manager to direct investment activities of the Fund. Management fees paid during the year ended June 30, 2012 were as follows (dollars in thousands):

Management Fee Rate	Management Fee	Amounts paid to Investment Advisor	Net Amounts Retained by Manager
0.50%	$137	$92	$45

Administrative Services Agreement

Prior to February 3, the Predecessor Fund contracted with BNY Mellon Investment Servicing (US) Inc. to serve as the Fund’s administrator and incurred $25,434 in administrative service fees. Since February 3, the Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, and Investor Classes of the Fund and 0.40% of the average daily net assets of the A and C Classes of the Fund. For the period ended June 30, 2012, expenses for the Y, Investor, A, and C Classes were less than $500.

American Beacon Bridgeway Large Cap Value FundSM

Notes to Financial Statements

June 30, 2012

Distribution Plans

The Fund, except for the A and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees will be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance. For the period ended June 30, 2012, expenses for the A and C Classes of the Fund were less than $500.

Service Plans

Prior to February 3, the Predecessor Fund incurred $10,984 in shareholder servicing fees. Since February 3, the Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of the Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund. For the period ended June 30, 2012, expenses for the Y, Investor, A, and C Classes were less than $500.

Interfund Lending Program

Since February 3, and pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. During the year ended June 30, 2012, the Fund did not utilize the credit facility.

Expense Reimbursement Plan

Prior to February 3, the Predecessor Fund contractually agreed to reimburse operating expenses to the extent that total annual fund expenses exceeded 0.84%. At the time of reorganization, the Predecessor Fund had reimbursed expenses of $57,908.

After the reorganization, the Manager agreed to reimburse the following to the extent that total annual fund operating expenses exceeded a Fund’s expense cap. Of these amounts, $11,491 was receivable from the Manager at June 30, 2012. For the period ended June 30, 2012, the Manager waived or reimbursed expenses as follows:

		Expense Cap
Fund	Class	7/1/11 to 2/3/12	2/3/12 to 3/29/13	Waived or Reimbursed Expenses	Expenses Ineligible for Recoupment	Expiration
Bridgeway Large Cap Value	Institutional	0.84%	0.84%	$120,503	$57,908	2015
Bridgeway Large Cap Value	Y	N/A	0.94%	2,950	—	2015
Bridgeway Large Cap Value	Investor	N/A	1.22%	4,742	—	2015
Bridgeway Large Cap Value	A	N/A	1.34%	3,055	—	2015
Bridgeway Large Cap Value	C	N/A	2.09%	2,959	—	2015

American Beacon Bridgeway Large Cap Value FundSM

Notes to Financial Statements

June 30, 2012

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’ average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. Reimbursements made by the Predecessor Fund are not eligible for this Plan. For the period ended June 30, 2012, the Fund did not record a liability for potential reimbursement, due to the current assessment that a reimbursement is unlikely.

Sales Commissions

The Fund’s distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. Since February 3, (the inception date of the A Class), Foreside has not collected any fees from the sale of Class A Shares.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended June 30, 2012 no CDSC charges were collected.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates fair value.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

American Beacon Bridgeway Large Cap Value FundSM

Notes to Financial Statements

June 30, 2012

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

The end of period timing recognition is used for the significant transfers between Levels of the Fund’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Fund.

The Fund’s investments are summarized by level based on the inputs used to determine their values. U.S. GAAP also requires all significant transfers between any levels to be disclosed. During the year ended June 30, 2012, the Fund transferred short-term investments with a value of $366,580 from Level 2 to Level 1 as of the end of the period in accordance with fair value procedures established by the Board. The Predecessor Fund categorized money market instruments as level 2 and the transfer was made to follow the procedures for leveling money market instruments followed by the Manager. As of June 30, 2012, the investments were classified as described below (in thousands):

	Level 1	Level 2	Level 3	Total
Common Stock	$26,901	$—	$—	$26,901
Short-Term Investments	367	—	—	367

Total Investments in Securities	$27,268	$—	$—	$27,268

Futures Contracts	$8	$—	$—	$8

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

American Beacon Bridgeway Large Cap Value FundSM

Notes to Financial Statements

June 30, 2012

Dividends to Shareholders

Dividends from net investment income of the Fund normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Securities and Other Investments

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

American Beacon Bridgeway Large Cap Value FundSM

Notes to Financial Statements

June 30, 2012

5. Financial Derivative Instruments

Total Return Swaps

Prior to February 3, the Predecessor Fund entered into total return swaps. Total return swaps are agreements that provide a Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specified rate. The difference in the value of these income streams is recorded daily by the Funds and is settled in cash monthly. The fee paid by a Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. In addition, if the underlying asset declines in value over the term of the swap, a Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the underlying asset does not perform as anticipated by the Adviser. A Fund may use its own NAV as the underlying asset in a total return swap. This strategy serves to reduce cash drag (the impact of cash on a Fund’s overall return) by replacing it with the impact of market exposure based upon a Fund’s own investment holdings. All total return swaps were terminated prior to February 3, 2012 and the Fund no longer invests in these types of investments.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

Values of Derivative Instruments not accounted for as hedging instruments as of June 30, 2012 (in thousands)(2):

Statement of Assets and Liabilities	Derivatives	Fair Value
Unrealized appreciation or (depreciation) of investments and futures contracts (1)	Equity Contracts	$8

Effect of derivative instruments not accounted for as hedging instruments for the year ended June 30, 2012 (in thousands):

Statement of Operations	Derivatives	Total
Net realized gain (loss) from swap agreements	Credit Contracts	$(54)
Change in net unrealized appreciation or (depreciation) from futures contracts	Equity Contracts	8

(1)	Includes cumulative appreciation or (depreciation) of futures contracts is reported in the Schedule of Investments footnotes. Only current day’s variation margin as reported within the Statement of Assets and Liabilities.
(2)	The volume of derivative activity described above is reflective of the derivative activity through the current period of operations.

6. Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

American Beacon Bridgeway Large Cap Value FundSM

Notes to Financial Statements

June 30, 2012

The Fund does not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended June 30, 2011 remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows (in thousands):

	Year Ended June 30, 2012	Year Ended June 30, 2011
Distributions paid from:
Ordinary income*
Institutional Class	$357	$462
Y Class	—	—
Investor Class	—	—
A Class	—	—
C Class	—	—

Total distributions paid	$357	$462

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of June 30, 2012, the components of distributable earnings or (deficits) on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax purposes	$22,909
Unrealized appreciation	5,337
Unrealized depreciation	(978)

Net unrealized appreciation or (depreciation)	4,359
Undistributed ordinary income	191
Accumulated long-term gain or (loss)	(1,236)
Other temporary differences	(76)

Distributable earnings or (deficits)	$3,238

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or (depreciation) are attributable primarily to the tax deferral of losses from wash sales and the realization for tax purposes of unrealized gains or (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses and realized gains or (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from the realization for tax purposes of unrealized gains or (losses) on certain derivative instruments and reclassification of income from real estate investment securities as of June 30, 2012 (in thousands):

Paid-in-capital	$—
Undistributed net investment income	(74)
Accumulated net realized gain (loss)	74
Unrealized appreciation or (depreciation) of investments and futures contracts	—

American Beacon Bridgeway Large Cap Value FundSM

Notes to Financial Statements

June 30, 2012

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the RIC MOD, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Finally, the RIC MOD contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the RIC MOD is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

As of June 30, 2012, the capital loss carryforward position of the Fund, prior to the provisions of RIC MOD that may be applied against any realized net taxable gain in each succeeding year or until the expiration date, whichever occurs first, is $1,227 expiring in 2018 (in thousands). The Fund utilized $2,262 of net capital loss carryforwards for the year ended June 30, 2012.

Net capital losses incurred after October 31, 2011 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended June 30, 2012, the Fund deferred $84 of capital loss to July 1, 2012 (in thousands).

7. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended June 30, 2012 were $9,827 and $12,616, respectively (in thousands).

8. Securities Lending

Prior to February 3, the Predecessor Fund lent its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers were required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral was monitored and marked to market daily. Daily mark to market amounts were required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark to market amounts could have resulted in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

As of June 30, 2012, the Fund did not have any securities on loan.

American Beacon Bridgeway Large Cap Value FundSM

Notes to Financial Statements

June 30, 2012

9. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

For the Year Ended June 30, 2012

	Institutional Class		Y Class		Investor Class
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	189	$2,646	—	$5	15	$212
Reinvestment of dividends	25	333	—	—	—	—
Shares redeemed	(422)	(5,912)	—	—	—	(1)

Net increase (decrease) in shares outstanding	(208)	$(2,933)	—	$5	15	$211

	A Class		C Class
	Shares	Amount	Shares	Amount
Shares sold	19	$274	1	$15
Reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—

Net increase in shares outstanding	19	$274	1	$15

For the Year Ended June 30, 2011

	Institutional Class
	Shares	Amount
Shares sold	335	$4,744
Reinvestment of dividends	33	446
Shares redeemed	(572)	(7,632)

Net (decrease) in shares outstanding	(204)	$(2,442)

10. Change in Independent Registered Public Accounting Firm (Unaudited)

The Fund engaged Ernst & Young, LLP (“E&Y”) as the independent registered public accounting firm for the fiscal year ending June 30, 2012. E&Y replaces BBD, LLP (“BBD”), the Fund’s previous independent registered public accounting firm, who was dismissed upon completion of the tax-free reorganization. The change in accountants was approved by the Audit Committee of the Board of Trustees on November 7, 2011. During the periods that BBD served as the Predecessor Fund’s independent registered public accounting firm and through February 3, 2012, BBD’s audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. There were no disagreements between the Fund and BBD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

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American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional ClassE					Y Class
Feb. 3 to
	Year Ended June 30,					June 30,
	2012	2011	2010	2009	2008	2012
Net asset value, beginning of period	$14 .62	$11 .44	$9 .74	$13 .63	$17 .07	$14 .46

Income from investment operations:
Net investment income	0 .24	0 .20D	0 .19D	0 .23D	0 .22D	0 .09
Net gains (losses) on securities (both realized and unrealized)	0 .12	3 .21	1 .73	(3 .89)	(2 .94)	0 .25

Total income (loss) from investment operations	0 .36	3 .41	1 .92	(3 .66)	(2 .72)	0 .34

Less distributions:
Dividends from net investment income	(0 .18)	(0 .23)	(0 .22)	(0 .23)	(0 .21)	—
Distributions from net realized gains on securities	—	—	—	—	(0 .51)	—

Total distributions	(0 .18)	(0 .23)	(0 .22)	(0 .23)	(0 .72)	—

Net asset value, end of period	$14 .80	$14 .62	$11 .44	$9 .74	$13 .63	$14 .80

Total returnF	2 .60%	30 .02%	19 .65%	(26 .88)%	(16 .46)%	2 .35%A

Ratios and supplemental data:
Net assets, end of period (in thousands)	$26,950	$29,647	$25,534	$27,996	$54,144	$5
Ratios to average net assets (annualized):
Expenses, before reimbursements	1 .30%	1 .17%	1 .11%	0 .98%	0 .80%	144 .39%B
Expenses, net of reimbursements	0 .82%	0 .84%	0 .84%	0 .84%	0 .79%	0 .94%B
Net investment income (loss), before reimbursements	1 .17%	1 .17%	1 .32%	2 .06%	1 .37%	(141 .90)%B
Net investment income, net of reimbursements	1 .66%	1 .50%	1 .58%	2 .20%	1 .38%	1 .54%B
Portfolio turnover rate	36%	43%	49%	65%	28%	36%C

A	Not annualized.
B	Annualized.
C	Portfolio turnover rate is for the period from July 1, 2011 to June 30, 2012.
D	Per share amounts calculated based on the average daily shares outstanding during the period.
E	Prior to the reorganization on February 3, 2012, the Institutional Class was known as Class N.
F	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class	A Class	C Class
Feb. 3 to June 30, 2012	Feb. 3 to June 30, 2012	Feb. 3 to June 30, 2012
$14 .46	$14 .46	$14 .46

0 .03	0 .01	0 .02
0 .29	0 .30	0 .25

0 .32	0 .31	0 .27

—	—	—
—	—	—

—	—	—

$14 .78	$14 .77	$14 .73

2 .21%A	2 .14%A	1 .87%A

$215	$276	$14
18 .30%B	15 .39%B	64 .88%B
1 .22%B	1 .34%B	2 .09%B
(15 .48)%B	(13 .13)%B	(62 .47)%B
1 .59%B	0 .92%B	0 .32%B
36%C	36%C	36%C

American Beacon Bridgeway Large Cap Value FundSM

Privacy Policy & Federal Tax Information

June 30, 2012 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distribution for the taxable year ended June 30, 2012. The information and distributions reported herein may differ from information and distribution taxable to the shareholders for the calendar year ended December 31, 2011.

The Fund designated the following items with regard to distributions paid during the fiscal year ended June 30, 2012. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends Received Deduction	100%
Qualified Dividend Income	100%

Disclosure Regarding the Board of Trustees’ Approval of Investment

Advisory Agreements of the Funds (Unaudited)

At the August 9-10, 2011 Board meeting, the Board considered the approval of the Investment Management Agreement (“Management Agreement”) between American Beacon Advisors, Inc. (“Manager”) and American Beacon Funds (“Trust”) on behalf of the American Beacon Bridgeway Large Cap Value Fund, (the “New Fund”), pending the reorganization of the Bridgeway Large-Cap Value Fund (the “Old Fund”) into a new series of the Trust (a “Reorganization”). Prior to the meeting, the Board requested and reviewed information provided by the Manager in connection with its consideration of the Management Agreement and the Investment Committee of the Board met with representatives of the Manager. The Board considered, among other materials, responses by the Manager to inquiries requesting:

•	a description of the advisory and related services proposed to be provided to the New Fund;

•	identification of the professional personnel who are proposed to be assigned primary responsibility for managing the New Fund;

•	a comparison of the performance of the Old Fund with its industry peer group;

•	an analysis of the proposed advisory fee, a comparison to the fees charged to other comparable clients and an explanation of any differences between the fee schedules; and

•	any other information the Manager believed would be material to the Board’s consideration of the Agreement.

The Board also considered information that had been provided by the Manager to the Board at the May 2011 Board meeting in connection with the renewal of the Management Agreement between the Manager and the Trust as it relates to other existing series of the Trust (“Existing Funds”).

The Board did not identify any particular information that was most relevant to its consideration to approve the Management Agreement, and each Trustee may have afforded different weight to the various factors. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the approval. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the Management Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts. Based on its evaluation, the Board unanimously concluded that the terms of the Management Agreement were reasonable and fair and that the approval of the Management Agreement was in the best interests of the New Fund and its shareholders. Provided below is an overview of the primary factors the Trustees considered in approving the Management Agreement.

Nature, extent and quality of the services to be provided by the Manager. The Board noted that it had considered the renewal of the Management Agreement between the Manager and the Trust as it relates to the Existing Funds at its May 2011 meeting. At that meeting, the Board received detailed information regarding the Manager, including information regarding the scope of the services provided by the Manager to the Existing Funds and the background and experience of the Manager’s key investment personnel. The Board also considered at the May meeting the Manager’s disciplined investment approach and goal to provide consistent above average long-term performance at a low cost on behalf of the Existing Funds and the Manager’s record in building improved compliance, control and credit functions that reduce risks for all series of the Trust. The Board noted the Manager’s representation that the advisory and related services proposed to the New Fund will be consistent with the services provided to the Existing Funds except that the New Fund is a single-manager fund and therefore the Manager will not allocate assets among multiple investment advisors, which it does for many, but not all, Existing Funds. The Board considered the background and experience of key investment personnel who will have primary responsibility for the day-to-day oversight of the New Fund. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management to be provided by the Manager were appropriate for the New Fund.

Performance. The Board noted that the New Fund is new and therefore had no historical performance for the Board to review. As a result, the Board concluded that historical investment performance was not a material factor in the approval of the Management Agreement for the New Funds.

Comparisons of the amounts to be paid to the Manager under the Management Agreement and other funds in the relevant Morningstar category. In evaluating the Management Agreement, the Board reviewed the Manager’s proposed management fee schedule. For each New Fund, the Board considered a comparison of the management fee rate to be charged by the Manager under the Management Agreement, together with the proposed advisory fee rate to be paid to the sub-advisor, versus the fee rates charged by comparable funds. The Board noted that the management fee rate proposed by the Manager for the New Fund is lower than overall industry averages. The Board also noted that the management fee rate proposed by the Manager is consistent with other funds of the Trust. In addition, the Board considered that the Manager has agreed to contractually limit the expenses of the New Fund for at least one year following the inception date of the New Fund at competitive market levels. This information assisted the Board in concluding that the management fee rates appeared to be within a reasonable range for the services to be provided to the New Fund, in light of all the factors considered.

Costs of the services to be provided and profits to be realized by the Manager from the relationship with the New Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues to be earned and the expenses to be incurred by the Manager in connection with the services to be provided to the New Fund. The Board also considered that the Manager will receive service and administrative fees to compensate the Manager for providing administrative services to the New Fund and to compensate third-party administrators and broker-dealers for services to New Fund shareholders. Based on the foregoing information, the Board concluded that the profitability levels were reasonable in light of the services to be performed by the Manager.

Extent to which economies of scale would be realized as the New Fund grows and whether fee levels reflect these economies of scale for the benefit of New Fund investors. The Board considered that the fees to be paid to the sub-advisor of the New Fund will be passed through the Manager by the New Fund and that the Manager would not benefit economically from the proposed fee agreement. The Board also considered the Manager’s representation that the fee schedules for the New Fund generally reflects breakpoints in the sub-advisory fees and that the Manager believes that the proposed fee rates for the New Fund properly reflects economies of scale for the benefit of New Fund shareholders. Thus, the Board concluded that the New Fund will be receiving economies of scale due to the breakpoints incorporated into the fee schedules.

Disclosure Regarding the Board of Trustees’ Approval of Investment

Advisory Agreements of the Funds (Unaudited)

Benefits to be derived by the Manager from the relationship with the New Fund. The Board considered the Manager’s representation that it does not anticipate any material “fall-out” benefits resulting from its proposed relationship with the New Fund. After consideration of this information, the Board concluded that the potential benefits that may accrue to the Manager by virtue of its relationship with the New Fund were not a material factor in approving the Management Agreement.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Trust, the Manager or the sub-advisor to the New Fund, as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”), concluded that the proposed management fee is reasonable and that the approval of the Management Agreement is in the best interests of the New Fund and its shareholders and, as a result, approved the Management Agreement.

Approval of Appointment of Bridgeway Capital Management, Inc.

At the August 9-10, 2011 Board meeting, the Manager proposed that the Board approve Bridgeway Capital Management, Inc. (“Bridgeway”) as an investment sub-advisor to the New Fund, a new series of the Trust, following the reorganization of the Old Fund into the New Fund. Prior to the meeting, the Board requested and reviewed information provided by Bridgeway in connection with its consideration of Bridgeway as an investment advisor to the New Fund and the Investment Committee of the Board met with representatives from Bridgeway. The Board considered, among other materials, responses by Bridgeway to inquiries requesting:

•	a description of the advisory and related services proposed to be provided to the New Fund;

•	identification of the professional personnel to perform services for the New Fund and their education, experience and responsibilities;

•

a comparison of investment performance of accounts managed by Bridgeway that have investment objectives and policies comparable to the New Fund with the performance of applicable peer groups and indices;

•	an analysis of the proposed subadvisory fee;

•

a description of the portfolio managers’ compensation, including any incentive arrangements, and if compensation is tied to performance, a description of the oversight mechanisms to prevent a manager with lagging performance from taking undue risks;

•	a description of Bridgeway’s compliance program and matters, as well as its trading activities;

•	a discussion of Bridgeway’s financial condition and the potential impact of Bridgeway’s financial condition on services to be performed for the New Fund; and

•	any other information Bridgeway believed would be material to the Board’s consideration of the Agreement.

The Board considered multiple factors when evaluating Bridgeway and in approving the Investment Advisory Agreement between the Manager and Bridgeway on behalf of the New Fund (“Agreement”), including Bridgeway’s experience, its reputation and financial condition, the past performance of the Old Fund, its overall capabilities to perform the services under the Agreement and its willingness to perform those services for the New Fund. A discussion of the factors relating to the Board’s selection of Bridgeway and approval of the Agreement follows.

Nature, extent and quality of the services to be provided by Bridgeway. The Board considered Bridgeway’s investment philosophy and investment process, as well as the background and experience of its portfolio managers. The Board also considered Bridgeway’s investment resources, infrastructure and the adequacy of its compliance program. In addition, the Board took into consideration the Manager’s recommendation on behalf of Bridgeway. Bridgeway also represented that it was adequately staffed and resourced to effectively service the New Fund and can accommodate significant growth. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management to be provided by Bridgeway were appropriate for the New Fund.

Performance of Bridgeway. The Board evaluated Bridgeway’s performance information regarding the Old Fund as compared to the “Average of Large-Cap Value Peers” (“LCV Peers”) (which includes all funds in the Morningstar Large Cap Value category, excluding index, ETFs, life cycle, target date, and fund of funds), and the Russell 1000 Value Index (“Index”). The Board noted that the Old Fund outperformed the LCV Peers and Index for the annualized one-, three- and five-year periods. Thus, the Board concluded that the historical investment performance record of Bridgeway supported approval of the Agreement.

Comparisons of the amounts to be paid under the Agreement with those under contracts between Bridgeway and its other clients. In evaluating the Agreement, the Board reviewed the proposed advisory fee rate to be paid to Bridgeway for services performed on behalf of the New Fund. The Board also noted that Bridgeway’s investment advisory fee rate under the Agreement will be paid through the Manager by the New Fund, and that the management fee rate charged by the Manager, together with the proposed advisory fee rate to be paid to Bridgeway, was lower than the industry average fee rate for accounts with a similar investment mandate. After consideration of this information, the Board concluded that the fee rate to be paid to Bridgeway was reasonable in light of the services to be performed by Bridgeway.

Costs of the services to be provided and profits to be realized by Bridgeway and its affiliates from the relationship with the New Fund. The Board did not consider the costs of the services to be provided and profits to be realized by Bridgeway from its relationship with the New Fund, noting instead the arm’s-length nature of the relationship between the Manager and Bridgeway with respect to the negotiation of the advisory fee rate on behalf of the New Fund.

Disclosure Regarding the Board of Trustees’ Approval of Investment

Advisory Agreements of the Funds (Unaudited)

Extent to which economies of scale would be realized as the New Fund grows and whether fee levels reflect these economies of scale for the benefit of New Fund investors. The Board considered that the Manager negotiated “breakpoints” in Bridgeway’s fee rate based on the levels of assets in the New Fund. Thus, the Board concluded that the New Fund is receiving economies of scale due to the breakpoints incorporated into the fee schedule.

Benefits to be derived by Bridgeway from the relationship with the New Fund. The Board considered the “fall-out” or ancillary benefits that may accrue to Bridgeway as a result of the advisory relationship with the New Fund. In this regard, the Board considered Bridgeway’s representation that it does not anticipate accruing any “fall-out” benefits as a result of its relationship with the New Fund. The Board also considered Bridgeway’s representation that it does not engage in any soft dollar arrangements, purchases research on a very limited basis, and that as a result of its relationship with the New Fund it may receive ancillary benefits that include marketing benefits, data services pricing and portfolio trading execution. After consideration of this information, the Board concluded that the potential benefits that may accrue to Bridgeway by virtue of its relationship with the New Fund were not a material factor in approving the Agreement.

Board’s Conclusion. The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. However, based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the New Fund, the Manager or Bridgeway, as that term is defined in the 1940 Act, concluded that the proposed investment advisory fee is reasonable and that the approval of the Agreement is in the best interests of the New Fund and its shareholders and, as a result, approved the Agreement.

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-six funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

INTERESTED TRUSTEES
Term Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (75)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Director, Clear Channel Communications (1984-2008);Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (68)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Brenda A. Cline (51)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (57)	Trustee since 2008	Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Thomas M. Dunning (69)	Trustee since 2008	Chairman Emeritus (2008-Present); Chairman (1998-2008) and Chief Executive Officer (1998-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (68)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

R. Gerald Turner (66)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-2007); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

Paul J. Zucconi,CPA (71)	Trustee since 2008	Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation (producer of titanium melted and mill products) (2002-Present); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, Charter Bank (community bank services and products) (2010-2011); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

OFFICERS
Term One Year

Gene L. Needles, Jr. (57)	President since 2009 Executive Vice President since 2009	President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President (2009-Present), President, CEO and Director (2009-Present), Lighthouse Holdings, Inc.; President and CEO (2009-Present), Lighthouse Holdings Parent, Inc.; President (2009-Present), American Beacon Select Funds; President (2009-Present), American Beacon Mileage Funds; President (2008-2012), Touchstone Investments; President (2003-2007), CEO (2004-2007), AIM Distributors.

Rosemary K. Behan (53)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Secretary (2008-Present), Lighthouse Holdings, Inc.; Secretary (2008-Present), Lighthouse Holdings Parent, Inc.

Brian E. Brett (52)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Wyatt L. Crumpler (45)	VP since 2007	Chief Investment Officer (2012-Present), Vice President, Asset Management (2009-2011), and Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.

Erica Duncan (41)	VP Since 2011	Vice President, Marketing and Client Services (2011-Present), American Beacon Advisors, Inc.; Supervisor, Brand Marketing (2010-2011), Invesco; Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (58)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (51)	Treasurer since 2010	Treasurer (2010-Present), and Controller (2005-2009), American Beacon Advisors, Inc.; Treasurer (2010-Present), Lighthouse Holdings, Inc.; Treasurer (2010-Present), Lighthouse Holdings Parent, Inc.

Terri L. McKinney (48)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (37)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010); Senior Director, Business Integration, Fidelity Investments (2005-2007).

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

Samuel J. Silver (49)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (40)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present), American Beacon Advisors, Inc.

John J. Okray (38)	Asst. Secretary since 2010	Assistant General Counsel, American Beacon Advisors, Inc. (2010-Present); Asst. Secretary (2010-Present), Lighthouse Holdings, Inc.; Asst. Secretary (2010-Present), Lighthouse Holdings Parent, Inc.; Vice President, OppenheimerFunds, Inc. (2004-2010).

Sonia L. Bates (55)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011 - Present) and Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings, Inc.; Asst. Treasurer (2011-Present), Lighthouse Holdings Parent, Inc.

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the Board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to the Manager and one or more of the Trust’s and Master Trust’s sub-advisor.

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Delivery of Documents

eDelivery is NOW AVAILABLE- Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com
By Telephone: Institutional, Y, and Investor Classes Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-8090. A complete schedule of the Fund’s portfolio holdings is also available on (www.americanbeaconfunds.com), the Funds’ website approximately twenty days after the end of each month.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website (www.americanbeaconfunds.com) and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and the American Beacon Bridgeway Large Cap Value Fund are service marks of American Beacon Advisors, Inc.

AR 6/12

ITEM 2.	CODE OF ETHICS.

The Trust has adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code February 16, 2010 to disclose a change in the Principal Financial Office. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Mr. Paul Zucconi, a member of the Trust’s Audit and Compliance Committee, is an “audit committee financial expert” as defined in Form N-CSR. Mr. Paul Zucconi is “independent” as defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees	Fiscal Year Ended
$144,159	8/31/2011
$328,501	10/31/2011
$ 72,527	12/31/2011
$ 27,241	6/30/2012
$162,479	8/31/2012
$372,802	10/31/2012
$ 54,482	11/30/2012
$163,621	12/31/2012

(b) Audit-Related Fees	Fiscal Year Ended
$0	8/31/2011
$0	10/31/2011
$0	12/31/2011
$0	6/30/2012
$0	8/31/2012
$0	10/31/2012
$0	11/30/2012
$0	12/31/2012

*Review of N-1A filings

(c) Tax Fees	Fiscal Year Ended
$ 3,426	8/31/2011
$50,971	10/31/2011
$ 3,398	12/31/2011
$ 3,500	6/30/2012
$28,000	8/31/2012
$74,500	10/31/2012
$ 7,000	11/30/2012
$10,500	12/31/2012

(d) All Other Fees	Fiscal Year Ended
$0	8/31/2011
$0	10/31/2011
$0	12/31/2011
$0	6/30/2012
$0	8/31/2012
$0	10/31/2012
$0	11/30/2012
$0	12/31/2012

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

- to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

- to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

- to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

- to review the arrangements for and scope of the annual audit and any special audits; and

- to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g)

Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$ 3,426	$7,885	N/A	8/31/2011
$50,971	$0	N/A	10/31/2011
$ 3,398	$0	N/A	12/31/2011
$ 3,500	$0	N/A	6/30/2012
$28,000	$0	N/A	8/31/2012
$74,500	$0	N/A	10/31/2012
$ 7,000	$0	N/A	11/30/2012
$10,500	$0	N/A	12/31/2012

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder report presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: September 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: September 7, 2012

By	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer

Date: September 7, 2012